UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

TENZING ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

TENZING ACQUISITION CORP.
250 WEST 55th STREET
NEW YORK, NEW YORK 10019
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2020
TO THE SHAREHOLDERS OF TENZING ACQUISITION CORP.:
You are cordially invited to attend the special meeting (the “special meeting”) of shareholders of Tenzing Acquisition Corp. (“Tenzing,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on May 21, 2020. The formal meeting notice and proxy statement for the special meeting are attached.
The special meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/tenzingacquisitioncorp/2020. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus. The virtual meeting format allows attendance from any location in the world.
Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting in person online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend. The special meeting is to be held for the sole purpose of considering and voting upon the following proposals:
•
a proposal to further amend Tenzing’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Tenzing must consummate a business combination (the “Extension”) from May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) to July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020) (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•
a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.
The purpose of the Extension Proposal is to allow Tenzing more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Tenzing has until May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our board of directors (the “Board”) believes that there may not be sufficient time before May 26, 2020 to complete a business combination or execute a definitive agreement for a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Tenzing must consummate a business combination to the Extended Date in order to provide our shareholders with the

1

opportunity to participate in this prospective investment. In the event that Tenzing enters into a definitive agreement for a business combination prior to the special meeting, Tenzing will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.
Holders (“public shareholders”) of Tenzing’s ordinary shares (“public shares”) sold in its initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments. This right of redemption is provided for and is required by Tenzing’s Amended and Restated Memorandum and Articles of Association and Tenzing also believes that such redemption right protects Tenzing’s public shareholders from having to sustain their investments for an unreasonably long period if Tenzing fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $.066 for each public share that is not redeemed (the “Initial Contribution”) in connection with the special meeting plus (ii) $ .033 for each public share that is not redeemed for each subsequent calendar month commencing on July 27, 2020, and on the 28th day of each subsequent month, or portion thereof, that is needed by Tenzing to complete an initial business combination from July 27, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Tenzing takes until September 28, 2020 to complete its business combination, which would represent four calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $0.132 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.772 per share, in comparison to the current redemption amount of $10.64 per share (assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and, unless we can complete an initial business combination by May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020), we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.
Based upon the current amount in the trust account, Tenzing estimates that the per-share pro rata portion of the trust account will be approximately $10.64 at the time of the special meeting. The closing price of Tenzing’s shares on April 30, 2020 was $10.61. Tenzing cannot assure shareholders that they will be

2

able to sell their shares of Tenzing in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Proposal is not approved and we do not consummate a business combination or execute a definitive agreement for a business combination by May 26, 2020 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.
The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.
The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.
Our Board has fixed the close of business on April 24, 2020 as the date for determining Tenzing shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Tenzing shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of Tenzing and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal and, if presented “FOR” the Adjournment Proposal.
No other business shall be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you at the meeting.
May 6, 2020	By Order of the Board of Directors

/s/ Rahul Nayar Chief Executive Officer

3

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the special meeting by obtaining a proxy from your brokerage firm or bank.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on May 21, 2020: This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/tenzingacquisitioncorp/2020.

4

TENZING ACQUISITION CORP.
250 WEST 55th STREET
NEW YORK, NEW YORK 10019
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2020
PROXY STATEMENT
The special meeting (the “special meeting”) of shareholders of Tenzing Acquisition Corp. (“Tenzing,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held at 10:00 a.m. Eastern Time on May 21, 2020, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/tenzingacquisitioncorp/2020, for the sole purpose of considering and voting upon the following proposals:
•
a proposal to further amend Tenzing’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Tenzing must consummate a business combination (the “Extension”) from May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) to July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020) (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•
a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date that Tenzing must complete an initial business combination. The purpose of the Extension Proposal is to allow Tenzing more time to complete an initial business combination. In the event that Tenzing enters into a definitive agreement for a business combination prior to the special meeting, Tenzing will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.
The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.
If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.66 for each public share that is not redeemed (the “Initial Contribution”) in connection with the special meeting plus (ii) $0.33 for each public share that is not redeemed for each subsequent calendar month commencing on July 27, 2020, and on the 28th day of each subsequent month, or portion thereof, that is needed by Tenzing to complete an initial business combination from May 26, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Tenzing takes until September 28, 2020 to complete its business combination, which would represent four calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $0.132 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting.
Each Additional Contribution will be deposited in the trust account within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date

5

to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.772 per share, in comparison to the current redemption amount of $10.64 per share (assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and, unless we can complete an initial business combination by May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020), we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.
In connection with the Extension Proposal, holders (“public shareholders”) of Tenzing’s ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal. Tenzing believes that such redemption right protects Tenzing’s public shareholders from having to sustain their investments for an unreasonably long period if Tenzing fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two business days prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.
The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $61 million that was in the trust account as of April 30, 2020. In such event, Tenzing may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020), as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust

6

account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected as required by our Amended and Restated Memorandum and Articles of Association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies, 2004 Act. In that case, investors may be forced to wait beyond May 26, 2020 (or June 23, 2020, as applicable) before the proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Except as otherwise described herein, we have no obligation to return funds to investors prior to the date of any redemption required as a result of our failure to consummate our initial business combination within the period described above or our liquidation, unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon any such redemption of public shares as we are required to effect or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.
The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Tenzing’s warrants, which will expire worthless in the event we wind up.
You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.
The record date for the special meeting is April 24, 2020. Record holders of Tenzing ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,669,177 outstanding ordinary shares of Tenzing including 5,729,114 outstanding public shares. Tenzing’s warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated May 6, 2020 and is first being mailed to shareholders on or about that date.

7

i

TENZING ACQUISITION CORP.
250 WEST 55th STREET
NEW YORK, NEW YORK 10019
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2020
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q. Why am I receiving this proxy statement?
A.
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of shareholders to be held on May 21, 2020 at 10:00 a.m., Eastern Time, as a virtual meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Tenzing is a blank check company formed in March 2018 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, exchangeable share transaction or other similar business transaction with one or more operating businesses or assets. On August 23, 2018, we consummated our IPO of 5,500,000 units at a price of $10.00 per unit, generating gross proceeds of $55,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of 323,750 units (the “private placement units”) to our sponsor and the underwriter of our IPO at a price of $10.00 per unit, generating gross proceeds of $3,237,500. On August 30, 2018, in connection with the underwriters’ election to fully exercise their over-allotment option, we consummated the sale of an additional 825,000 units and the sale of an additional 35,063 private placement units, generating total gross proceeds of $8,600,630. A total of $64,515,000 was placed in the trust account. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination(s) consummated on or before a certain date. The Board believes that it is in the best interests of the shareholders to continue Tenzing’s existence until the Extended Date in order to allow Tenzing more time to complete the business combination or another initial business combination.

Q. What is being voted on?	A. You are being asked to vote on:

•
a proposal to further amend Tenzing’s Amended and Restated Memorandum and Articles of Association to extend the date by which Tenzing must consummate a business combination from May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by

May 26, 2020) to July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020) (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•
a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

Q. Why is the Company proposing the Extension Proposal?
A.
Tenzing’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination(s) consummated on or before May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) .

While Tenzing is currently in discussions with respect to business combination opportunities, Tenzing has not yet executed a definitive agreement for a business combination. Tenzing currently anticipates entering into such an agreement with one of its prospective targets, but does not expect to be able to consummate such a business combination by May 26, 2020 or execute a definitive agreement for a business combination by May 26, 2020.

Because Tenzing may not be able to conclude a business combination or execute a definitive agreement for a business combination within the permitted time period, Tenzing has determined to seek shareholder approval to extend the date by which Tenzing must complete a business combination.

Q. Why should I vote for the Extension Proposal?
A.
The Board believes that given Tenzing’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination to date. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Tenzing must complete a business combination until the Extended Date and to allow for the Election.

Tenzing’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the Company’s ordinary shares which are present (in person online or by proxy) and which vote at the special meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020), except in connection with, and effective upon consummation of, a business combination. Additionally, Tenzing’s Amended and Restated Memorandum and Articles of Association and Trust Agreement require that all public shareholders have an opportunity to redeem their public shares in the case Tenzing’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Tenzing shareholders from having to sustain their investments for an unreasonably long period if Tenzing failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Tenzing’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Tenzing is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Tenzing’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Tenzing insiders intend to vote their shares?
A.
All of Tenzing’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Tenzing’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares. Public shares purchased on the open market by Tenzing’s directors, executive officers and their respective affiliates may be redeemed. On the record date, Tenzing’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,924,250 founder shares, representing approximately 25% of Tenzing’s issued and outstanding ordinary shares. Tenzing’s directors, executive officers, initial shareholders and their affiliates did not beneficially own any public shares as of such date.

Tenzing’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any public shares held by or subsequently purchased by affiliates of Tenzing may be voted in favor of the Extension Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?
A.
If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.66 for each public share that is not redeemed in connection with the shareholder vote on the Extension Proposal (the “Initial Contribution”) plus (ii) $0.033 for each public share that is not redeemed for each calendar month commencing on July 27, 2020 and on the 28th day of each subsequent month, or portion thereof, that is needed by Tenzing to complete an initial business combination from July 27, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Tenzing takes until September 28, 2020 to complete its business combination, which would represent four calendar months, our sponsor, or its designees, would make aggregate maximum Contributions of approximately $0.132 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account established in connection with the IPO within nineteen calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.772 per share, in comparison to the current redemption amount of $10.64 per share (assuming no public shares were redeemed in connection with the Extension Proposal). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. What vote is required to adopt the Extension Proposal?
A.
Pursuant to Tenzing’s Memorandum and Articles of Association, approval of the Extension Proposal will require the affirmative vote of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

Q. What vote is required to approve the Adjournment Proposal?
A.
The affirmative vote of a majority of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which voted will be required to direct the chairman to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal or the Director Proposal. Abstentions will have no effect with respect to approval of this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe that each of the proposals are “non-discretionary” items.

Q. What if I don’t want to vote for the Extension Proposal?
A.
If you do not want the Extension Proposal to be approved, you should vote against the Extension Proposal. If the Extension Proposal is approved, and the Extension is implemented, and you have exercised your redemption rights then the Withdrawal Amount will be withdrawn from the trust account and paid to you and the other redeeming public shareholders.

Q. Will you seek any further extensions to liquidate the trust account?
A.
Other than the extension until the Extended Date as described in this proxy statement, Tenzing does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Tenzing has provided that all holders of public shares, whether they vote for or against the Extension Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?
A.
If the Extension Proposal is not approved and we have not consummated a business combination by May 26, 2020 or executed a definitive agreement for a business combination by May 26, 2020, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or the ordinary shares included in the private placement units. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal is approved, we will, pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) between us and Continental Stock Transfer & Trust Company, remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the Election.
If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election and increase the percentage interest of Tenzing’s ordinary shares held by Tenzing’s officers, directors, initial shareholders and their affiliates. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $61 million that was in the trust account as of April 30, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will remain a reporting company under the, ordinary shares and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?
A.
The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person online, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the special meeting.

Q. How do I change my vote?
A.
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Tenzing’s Secretary prior to the date of the special meeting or by voting in person online at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Tenzing located at 250 West 55th Street, New York, NY 10019, Attn: Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.
No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals and will have the effect of a vote “AGAINST”.

Q. What is a quorum requirement?
A.
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the special meeting if there are present in person or by proxy not less than 50% of the Company’s ordinary shares present at the meeting in person online or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?
A.
Only holders of record of Tenzing’s ordinary shares at the close of business on April 24, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 7,669,177 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with Tenzing’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person online at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Proposal?
A.
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal is fair to and in the best interests of Tenzing and its shareholders. The Board recommends that Tenzing’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q. What interests do the Company’s current and former directors and off icers have in the approval of the proposals?
A.
Tenzing’s current and former directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Tenzing’s Current and Former Directors and Officers.”

Q. What happens to the Tenzing warrants if the Extension Proposal is not approved?
A.
If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020 but has not consummated a business combination by June 23, 2020). In such event, your warrants will become worthless.

Q. What happens to the Tenzing warrants if the Extension Proposal is approved?
A.
If the Extension Proposal is approved, Tenzing will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?
A.
Tenzing urges you to read carefully and consider the information contained in this proxy statement, including the annex and to consider how the proposals will affect you as a Tenzing shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?
A.
If you are a holder of record of Tenzing public shares, you may vote in person online at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person online if you have already voted by proxy.

If your shares of Tenzing are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?
A.
If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company,

One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?
A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Tenzing shares.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Tenzing Acquisition Corp. 250 West 55th Street New York, New York 10019 Attn: Rahul Nayar Telephone: (212) 710-5220
or:
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:
•
discuss future expectations;

•
contain projections of future results of operations or financial condition; or

•
state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Tenzing’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.
All forward-looking statements included herein attributable to Tenzing or any person acting on Tenzing’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Tenzing undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND
We are a blank check company formed pursuant to the laws of the British Virgin Islands on March 20, 2018 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction with one or more operating businesses or assets. We are focusing our efforts on seeking and completing an initial business combination with a company that has an enterprise value of between $150 million and $500 million, although a target entity with a smaller or larger enterprise value may be considered. Although we are not limited to a particular industry or geographic region, we intend to focus on businesses that operate in India.
On August 23, 2018, we consummated the IPO of 5,500,000 units at a price of $10.00 per unit, generating gross proceeds of $55,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 323,750 private placement units to our sponsor and the underwriter of our IPO at a price of $10.00 per unit, generating gross proceeds of $3,237,500.
The units began trading on August 21, 2018 on the NASDAQ Capital Market under the symbol “TZAC.”
On August 30, 2018, in connection with the underwriters’ election to fully exercise their over-allotment option, we consummated the sale of an additional 825,000 units and the sale of an additional 35,063 private placement units, generating total gross proceeds of $8,600,630.
Commencing on October 18, 2018, the securities comprising the units began separately trading. The units, ordinary shares, and warrants are trading on the NASDAQ Stock Market under the symbols “TZACU,” “TZAC” and “TZACW,” respectively. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the registrant, computed by reference to the closing sales price for the ordinary shares on January 31, 2020, as reported on the Nasdaq Capital Market, was approximately $66,728,750.
Prior to our IPO, our sponsor purchased an aggregate of 1,437,500 ordinary shares initially purchased by our sponsor in a private placement prior to our IPO (“founder shares”) for an aggregate purchase price of $25,000. On August 20, 2018, we effectuated a 1.1-for-1 share dividend, resulting in an aggregate of 1,581,250 founder shares outstanding and held by our sponsor.
The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.
On February 18, 2020, we held a special meeting of shareholders (the “Special Meeting”) in lieu of the 2020 annual general meeting of shareholders. At the Special Meeting, our shareholders approved the following items: (i) an amendment to the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a business combination from February 23, 2020 to May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) and (ii) a proposal to elect each of William I. Campbell, Vikas Thapar and Nina Shapiro as Class I directors of the Company with each such director to serve until the second annual general meeting of shareholders following the Special Meeting or until his or her successor is elected and qualified.
As of April 30, 2020, we had approximately $61 million in the trust account. As of February 29, 2020, $69,276 of cash was held outside of the trust account and is available for working capital purposes.
The mailing address of Tenzing principal executive office is 250 West 55th Street, New York, NY 10019, and its telephone number is (212) 710-5220.
The Potential Business Combination
Tenzing is currently in discussions to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the

event that Tenzing enters into a definitive agreement for a business combination prior to the special meeting, Tenzing will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION PROPOSAL
The Extension Proposal
On February 18, 2020, our shareholders approved to extend the date by which we must consummate a business combination from February 23, 2020 to May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020). Due to the unprecedented market interruptions caused by the global spread of COVID-19, Tenzing is proposing to further amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Tenzing must consummate a business combination from May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) to July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020).
The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Tenzing more time to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.
If the Extension Proposal is not approved and we have not consummated a business combination by May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020), or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.
A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Tenzing is attached to this proxy statement as Annex A.
The full text of the Extension Proposal resolution is set forth in Annex A.
Reasons for the Extension Proposal
The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) to effect a business combination under its terms. While we are currently in discussions regarding business combination opportunities, our Board currently believes that there will not be sufficient time before May 26, 2020 to complete a business combination or execute a definitive agreement for a business combination. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination or execute a definitive agreement for a business combination beyond May 26, 2020 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed business combination.
We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination thus far, circumstances warrant providing public shareholders an opportunity to consider a business combination.
If the Extension Proposal is Not Approved
If the Extension Proposal is not approved and we do not consummate a business combination by May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020) in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on May 26, 2020 (or June 23, 2020 if the Company has executed a definitive agreement for a business combination by May 26, 2020 but has not consummated a business combination by June 23, 2020).
The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Tenzing’s warrants which will expire worthless in the event we wind up.
If the Extension Proposal is Approved
If the Extension Proposal is approved, Tenzing will file an amended and restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. Tenzing will remain a reporting company under the Securities Exchange Act of 1934 and its units, outstanding shares and warrants will remain publicly traded. Tenzing will then continue to work to execute a definitive agreement for a business combination and complete such a business combination by the Extended Date.
If the Extension Proposal is approved, but Tenzing does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Tenzing’s net asset value based on the number of shares that seek redemption. Tenzing cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $61 million that was in the trust account as of April 30, 2020. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election (not including the Contribution).
Redemption Rights
If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.
You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/ Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the special meeting. As of April 30, 2020, this would amount to approximately $10.64 per share. The closing price of Tenzing’s shares on April 30, 2020 was $10.61. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving $.03 less for each share than if such shareholder sold the shares in the open market.
If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Proposal is not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.
The Board’s Reasons for the Extension Proposal
If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of its initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Tenzing and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.
Interests of Tenzing’s Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the fact that our sponsor holds 1,581,250 founder shares (purchased for $25,000) and 343,000 units (purchased for approximately $3.4 million) that would expire worthless if a business combination is not consummated;

•
In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of a business combination into additional private placement units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.
•
the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote
Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.
All of Tenzing’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, our sponsor, directors and executive officers of Tenzing and their affiliates beneficially owned and were entitled to vote 1,924,250 ordinary shares of Tenzing representing approximately 25% of Tenzing’s issued and outstanding ordinary shares.
In addition, Tenzing’s directors, executive officers and their affiliates may choose to buy units or ordinary shares of Tenzing in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Tenzing held by affiliates will be voted in favor of the Extension Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Recommendation of the Board
The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL
The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal.
The full text of the Adjournment Proposal is set forth in Annex A.
Required Vote
The affirmative vote of a majority of the Company’s shares present (in person online or by proxy) and voting on the Adjournment Proposal at the special meeting will be required to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Recommendation
The Board recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING
Date, Time and Place.   The special meeting of Tenzing’s shareholders will be held at 10:00 a.m., Eastern Time on May 21, 2020, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/tenzingacquisitioncorp/2020.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Tenzing ordinary shares at the close of business on April 24, 2020, the record date for the special meeting. You will have one vote per proposal for each Tenzing share you owned at that time. Tenzing warrants do not carry voting rights.
Votes Required.   The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.
At the close of business on the record date, there were 7,669,177 outstanding ordinary shares of Tenzing each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Proposal approved, you should vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for May 21, 2020, you must demand redemption of your shares.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person online or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the special meeting.
We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the special general meeting.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding the beneficial ownership of Tenzing’s ordinary shares as of the record date by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our current officers and directors; and

•
all current officers and directors as a group.

As of the record date, there were a total of 7,669,177 ordinary shares (including 5,729,114 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Tenzing LLC(2)(3)	1,581,250	20.6%
Rahul Nayar(2)(3)	1,581,250	20.6%
Parag Saxena(2)(3)	1,581,250	20.6%
Gonzalo Cordova(4)	—	—
Atanuu Agarrwal(4)	—	—
William I. Campbell(4)	—	—
Nina Shapiro(4)	—	—
Vika Thapar(4)	—	—
All directors and officers as a group	1,581,250	20.6%
Mizuho Financial Group, Inc.(5)	638,044	7.77%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Tenzing Acquisition Corp., 250 West 55th Street, New York, New York 10019.

(2)
Interests shown consist solely of founder shares and not 343,000 ordinary shares underlying the private placement units.

(3)
Tenzing LLC is the record holder of such shares. The shares held by Tenzing LLC, the Company’s sponsor, are beneficially owned by Rahul Nayar, the Company’s Chief Executive Officer and Parag Saxena, the Company’s Chairman, and the managing members of Tenzing LLC, who jointly have sole voting and dispositive power over the shares held thereby. Each of Messrs. Nayar and Saxena disclaims beneficial ownership over any securities owned by Tenzing LLC in which he does not have any pecuniary interest.

(4)
Does not include any shares held by Tenzing LLC. This individual is a member of Tenzing LLC, as described in Footnote 3.

(5)
According to a Schedule 13G filed with the SEC on February 14, 2020.

SHAREHOLDER PROPOSALS
If you are a shareholder and you want to include a proposal in the proxy statement for the year 2021 annual general meeting, you need to provide it to Tenzing in a reasonable time before we print and send our proxy materials for our 2021 annual general meeting. Shareholder proposals for the 2021 annual general meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2021 annual general meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is in writing made by shareholders who are together entitled to exercise 30% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.
If the Extension Proposal is not approved, there will be no annual general meeting in 2021.
The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, Tenzing and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Tenzing’s proxy statement. Upon written or oral request, Tenzing will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Tenzing deliver single copies of such documents in the future. Shareholders may notify Tenzing of their requests by calling or writing Tenzing at Tenzing’s principal executive offices at 250 West 55th Street, New York, NY 10019.
WHERE YOU CAN FIND MORE INFORMATION
Tenzing files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Tenzing with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. Tenzing files its reports, proxy statements and other information electronically with the SEC. You may access information on Tenzing at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.
You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:
Tenzing Acquisition Corp.
250 West 55th Street
New York, NY 10019
Tel: (212) 710-5220
or:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 12, 2020.

ANNEX A
TENZING ACQUISITION CORP. (the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
Extension Proposal
The Amended and Restated Memorandum and Articles of Association of Tenzing Acquisition Corp. shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:
“23.2
In the event that the Company fails to consummate a Business Combination by July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020) (such date or later date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares or distribute the trust account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the trust account with respect to their Public Shares.”

Adjournment Proposal
It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.

A-1

PROXY
TENZING ACQUISITION CORP.
250 West 55th Street
NEW YORK, NY 10019
SPECIAL MEETING OF SHAREHOLDERS
MAY 21, 2020
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
TENZING ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
MAY 21, 2020
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 6, 2020, in connection with the special meeting and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on May 21, 2020 as a virtual meeting, and hereby appoints Rahul Nayar and Gonzalo Cordova, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Tenzing Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, AND “FOR” PROPOSAL 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on May 21, 2020:   This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tenzingacquisitioncorp/2020.

Proposal 1 — Extension Proposal
Amend Tenzing’s Amended and Restated Memorandum and Articles of Association to extend the date that Tenzing must consummate a business combination to July 27, 2020 (or September 28, 2020 if the Company has executed a definitive agreement for a business combination by July 27, 2020), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 — Adjournment of the Meeting
To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Regardless of whether you vote “FOR” or “AGAINST” Proposal 1 or “ABSTAIN,” if you hold ordinary shares issued in the Company’s IPO, or public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.
Dated:	, 2020

Shareholder’s Signature

Shareholder’s Signature
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.